EMPLOYEE BENEFIT PLANS	9 Months Ended
Sep. 30, 2022
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS

16.EMPLOYEE BENEFIT PLANS

Full time employees of the Group in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total contribution for such employee benefits were RMB388 and RMB479 for the nine months ended September 30, 2021 and 2022

Retirement benefit obligation result all from the German pension plan after the completion of the acquisition of DH as this pension plan is the most significant defined benefit plan in the Group. The following table presents the amount of net periodic benefit cost recognized for the nine months ended September 30, 2021 and 2022 for legacy DH：

	Nine Months Ended September 30,
	Pension benefits		Other benefits
	2021	2022	2021	2022
Service cost	8	6	0	0
Interest cost	2	1	—	—
Expected return on plan assets	(0)	(0)	—	—
Amortization of net loss	3	4	—	—
Regular Net Periodic Pension Cost	13	11	0	0

Total Recognized in Net Periodic Pension Cost	13	11	0	0

Furthermore, the Group pays contribution to governmental and private pension insurance organizations based on legal regulations in some countries out of China. The contributions are recognized as expense and amount RMB37 and RMB52 for the nine months ended September 30, 2021 and 2022.